EXHIBIT 99.1
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                 AMENDED AND RESTATED INDEMNIFICATION AGREEMENT

         This Amended and Restated Agreement dated July 7, 2005 is between Clinical Data, Inc. (the "COMPANY"), a Delaware corporation, and __________________ (the "INDEMNITEE"), who is a director and an officer of the Company. Its purpose is to provide the maximum protection for the Indemnitee against personal liability arising out of his service to the Company so as to encourage the continuation of such service and the effective exercise of his business judgment in connection therewith.


                                    RECITALS

         WHEREAS, the Company and Indemnitee previously entered into an indemnification agreement (the "ORIGINAL AGREEMENT"), and now both parties desire to amend and restate in its entirety the Original Agreement for purposes of updating the provisions thereof;

         WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, stockholders, controlling persons, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

         WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, stockholders, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

         WHEREAS, the Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers, employees, stockholders, controlling persons, agents and fiduciaries of the Company may not be willing to serve in such capacities without additional protection;

         WHEREAS, the Company (i) desires to attract and retain the involvement of highly qualified individuals and entities, such as Indemnitee, to serve the Company and (ii) wishes to provide for the indemnification and advancing of expenses to each Indemnitee to the maximum extent permitted by law; and

         WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1. Services to the Company. Indemnitee agrees to serve as a director and/or an officer of the Company. Indemnitee may at any time and for any reason resign from either position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in either position, nor shall Indemnitee be required to continue to serve in such capacities. This Agreement shall not be deemed an employment contract between the Company
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(or any of its subsidiaries) and Indemnitee. The foregoing notwithstanding, this
Agreement shall continue in force after Indemnitee has ceased to serve as a director or an officer of the Company.

         2. Definitions. For purposes of this Agreement, the following terms shall have the meanings hereafter assigned to them:

             (a) "Change in Control" means the occurrence of (i) a change in control of the Company, not approved by a resolution of the Company's Board of Directors, of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including in any event the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, and (ii) within a period of not more than two years after the event described in the preceding clause
         (i), a change in the identity of a majority of the members of the Company's Board of Directors otherwise than through death, disability or retirement in accordance with the Company's normal retirement policies.

             (b) "Claim" means any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the Company or any other party, that the Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

             (c) "Expenses" means reasonable attorneys' fees and all other reasonable costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Claim relating to any Indemnifiable Event.

             (d) "Indemnifiable Event" means any event or occurrence related to the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, including, without limitation, a charity or non-profit organization or person, or by reason of anything done or not done by the Indemnitee in any such capacity.

             (e) "Potential Change in Control" means the occurrence of (i) any person's public announcement of an intention to take or to consider taking actions which if consummated might result in a Change in Control, (ii) the acquisition by any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or (iii) the adoption by the Company's Board of Directors of a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

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             (f) "Reviewing Party" means the person or body appointed by the
         Company's Board of Directors pursuant to Section 3(b), which shall not be or include a person who is a party to the particular Claim for which the Indemnitee is seeking indemnification.

         3.  Basic Indemnification Arrangement.

             (a) In the event that the Indemnitee was or is a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify the Indemnitee to the fullest extent permitted by law as soon as practicable, but in any event no later than thirty days after written demand is presented to the Company, against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement; provided, however, the Company shall have been given the opportunity to consent in writing to such settlement (which consent shall not be unreasonably withheld)) of such Claim. If so requested by the Indemnitee, the Company shall advance (within two business days of such request and subject to providing any undertaking that may be required by law) all Expenses to the Indemnitee (an "EXPENSE ADVANCE"). Notwithstanding anything in this Agreement to the contrary, prior to a Change in Control, the Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by the Indemnitee against the Company or any director or officer of the Company (otherwise than to enforce his rights under this Agreement) unless the Company has consented to the initiation of such Claim.

             (b) In the event of any demand by the Indemnitee for indemnification hereunder or under the Company's Certificate of Incorporation or By-laws, the Board of Directors of the Company shall, within five days after such demand, designate a Reviewing Party, who shall, if there has been a Change of Control of the Company, be the special independent counsel referred to in Section 4 hereof. The obligations of the Company under Section 3(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 4 hereof is involved) that the Indemnitee is not permitted to be indemnified under applicable law, and the obligation of the Company to make an Expense Advance pursuant to Section 3(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Indemnitee is not permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid. Unless the Indemnitee agrees otherwise, the Reviewing Party must render a decision within ten days after appointment. If the Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnitee may be indemnified under applicable law, any determination made by the Reviewing Party that the Indemnitee is not permitted to be indemnified under applicable law shall not be binding, and the Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect hereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or
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         if the Reviewing Party determines that the Indemnitee is not permitted to be indemnified in whole or in part under applicable law, the Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and the Indemnitee.

         4. Change in Control. The Company agrees that if there is a Change in Control of the Company, then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or By-laws, now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) who has not otherwise performed services for the Company within the last ten years (other than in connection with such matters) or for the Indemnitee. Such counsel among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee is permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special independent counsel, or other Reviewing Party, and to indemnify such counsel, or other Reviewing Party, against any and all expenses (including attorneys' fees), claims, liabilities and damages relating to this Agreement or its engagement pursuant hereto.

         5. Establishment of Trust. In the event of a Potential Change in Control, the Company shall create a Trust for the benefit of the Indemnitee (either alone or together with one or more other indemnitees) and from time to time fund such Trust in such amounts as the Company's Board of Directors may determine to satisfy Expenses reasonably anticipated to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and all judgments, fines, penalties and settlement amounts of all Claims relating to an Indemnifiable Event from time to time paid or claimed, reasonably anticipated or proposed to be paid. The terms of any Trust established pursuant hereto shall provide that upon a Change in Control
(i) the Trust shall not be revoked or the principal thereof invaded (except as provided in any of the circumstance described in the following clauses (ii) through (iv)), without the written consent of the Indemnitee, (ii) the Trustee shall advance, within two business days of a request by the Indemnitee, all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 3(b) of this Agreement), (iii) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (iv) all unexpended funds in such Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be a person or entity reasonably satisfactory to the Indemnitee. Nothing in this Section 5 shall relieve the Company of any of its obligations under this Agreement.

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         6. Indemnification for Additional Expenses. The Company shall indemnify the Indemnitee against all reasonable expenses (including reasonable attorneys' fees) and, if requested by the Indemnitee, shall (within two business days of such request) advance such expenses to the Indemnitee, which are incurred by the Indemnitee in connection with any claim or action brought by the Indemnitee for
(i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-law or provision of the Company's Certificate of Incorporation now or hereafter in effect relating to Claims for Indemnifiable Events or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether the Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

         7. Partial Indemnity, Etc. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not for the total amount thereof, the Company shall indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

         8. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of Claims relating to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Indemnitee is not so entitled.

         9. Non-exclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under the Company's Certificate of Incorporation and By-laws or the Delaware General Corporation Law or otherwise against the Company or any other person. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Certificate of Incorporation and By-laws and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change, and this Agreement shall be deemed automatically amended to such extent without the need for formal revision. Furthermore, if Delaware General Corporation Law changes to limit any benefits hereunder, it is the intent of the parties that, to the extent permitted by law, the indemnification provided hereunder for an existing claim or one which arises from acts prior to such change shall continue as herein provided.

         10. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by

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such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer thereunder.

         11. Amendments, Etc. No supplement, modification or amendment of this Agreement (other than an automatic amendment under Section 9 above) shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee who shall execute all such papers and do all such things as may be necessary or desirable to secure such rights, but only after Indemnitee or a Trust established and fully funded under Section 5 above have indemnified Indemnitee for all claims hereunder.

         13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has otherwise received payment (under any insurance policy, Certificate of Incorporation, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

         14. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as an officer or director of the Company or of any other enterprise, including, without limitation, a charity or non-profit organization or person, at the Company's request.

         15. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of law.




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         IN WITNESS WHEREOF, the undersigned have executed this Indemnification
Agreement as of the date first above written.



                                                   CLINICAL DATA, INC.



                                                   By: ____________________
                                                       Name:
                                                       Title:





                                                   INDEMNITEE



                                                   ________________________

















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